ELECTROSCOPE, INC.
                               4828 Sterling Drive
                                Boulder, CO 80301

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 29, 2000

                             SOLICITATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electroscope, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Standard Time, on August 29, 2000, in the offices of Chrisman, Bynum & Johnson, 1900 Fifteenth Street, Boulder, CO 80302 and at any and all adjournments of such meeting.

         If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about July 27, 2000.

         SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

         The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to vote at the Annual Meeting is July 19, 2000. At the close of business on that day, there were 5,383,507 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                QUORUM AND VOTING

         The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.

                        ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR approval of the appointment of Arthur Andersen LLP as the Company's independent public accountants and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

         Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 14, 2000, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

                                                 SHARES
                                              BENEFICIALLY        PERCENT OF
BENEFICIAL OWNER(2)                             OWNED(1)             CLASS
-------------------                           ------------        ----------

  Vern Kornelsen(6)                            1,968,443            36.6%
  James A. Bowman(8)                             314,600             5.8%
  David W. Newton(4)                             306,944             5.7%
  Roger C. Odell(3)                              144,119             2.7%

  All executive officers and
   directors as a group
   (4 Persons)(5)                              2,729,106            50.7%

OTHER SHAREHOLDERS HOLDING
    5% OR MORE:

CMED Partners LLLP(7)                          1,830,222            34.0%
Timothy J. Wynne                                 520,000             9.7%

(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 14, 2000, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(2) The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

(3) Includes 2,200 shares issuable pursuant to currently exercisable options and 32,853 shares owned by Mr. Odell's children, for which he disclaims beneficial ownership.

(4)  Includes 2,000 shares issuable pursuant to currently exercisable options.

(5)  Includes 56,200 shares issuable pursuant to currently exercisable options.

(6) Includes 100,005 shares owned directly, 38,216 shares owned by Enrox, Inc., of which Mr. Kornelsen is the Secretary and a Director and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

(7)  The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, Co
     80111.

(8)  Includes 5,000 shares issuable pursuant to currently exercisable options.

                              ELECTION OF DIRECTORS

                                 (Proxy Item #1)

         The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year, each to hold office until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. EACH OF THE NOMINEES IS A MEMBER OF THE PRESENT BOARD OF DIRECTORS except for Mr. Bowman who was named President & CEO of the Company in February, 2000. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

         The following table sets forth the directors of the Company, their ages as of March 31, 2000, all positions and offices held with the Company and the period from which served:

       NAME                   AGE                   POSITION
       ----                   ---                   --------

  Vern Kornelsen  (1,2)        67          Director
  David W. Newton              53          Director
                                           Vice President, Technology

  Roger C. Odell               49          Director
                                           Vice President, Business Development

 James A. Bowman               43          President & CEO

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

         All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors and are elected annually. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

VERN D. KORNELSEN, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, a major shareholder of the Company, and is the Secretary of Enrox, Inc., a Colorado corporation that is a minor shareholder of the Company. For the past five years Mr. Kornelsen has been a CPA in the state of Colorado. Mr. Kornelsen holds a bachelor's degree in business from the University of Kansas.

DAVID W. NEWTON, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelor's degree in electrical engineering from the University of Colorado.

ROGER C. ODELL, a co-founder of the Company has been a Director of the Company since its inception in 1991. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

JAMES A. BOWMAN, was named President & CEO of Electroscope, Inc. in February, 2000. Mr. Bowman has previously held various Director and Management positions within the Medical & Surgical device industry; including C. R. BARD, Ohmeda, Surgical Laser Technologies and Hamilton Company. Mr. Bowman also founded MedPlanet Inc., an online medical brokerage company. Mr. Bowman holds a Bachelor of Science degree in Biomedical Engineering from Marquette University.

         During the fiscal year ended March 31, 2000, there were twelve meetings of the Board of Directors. All directors nominated for re-election to the Board attended all of the meetings of the Board and committees of the Board on which they were members during fiscal year 2000. There was one meeting of the Audit Committee and one meeting of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 2000 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2000, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth certain information regarding compensation earned or awarded the President and Chief Executive Officer of the Company (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 1998, 1999 and 2000. No executive officer of the Company received total salary and bonus compensation in excess of $100,000 for the fiscal year ended March 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                              COMPENSATION
                                                 ANNUAL COMPENSATION                             AWARDS
                                  ----------------------------------------------------   ----------------------
                                                                        OTHER ANNUAL      SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)  BONUS($) (2)   COMPENSATION ($)   OPTIONS/# OF SHARES(3)
---------------------------       ----     ----------  ------------   ----------------   ----------------------

James A. Bowman                   2000       80,019          0                0                  60,000
                                  1999         0            N/A              N/A
                                  1998         0            N/A              N/A

(1) Number of shares of Common Stock subject to options granted during the year indicated.

COMPENSATION OF DIRECTORS

         Outside Directors are reimbursed for their out-of-pocket expenses for attending Board meetings.

STOCK OPTIONS

         On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As amended by the Board of Directors and approved by the shareholders, the Company has reserved 1,150,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Compensation Committee of the Board of Directors administers the Plan.

         On August 15, 1997 the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As approved by the shareholders, the Company has reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the Plan. The Compensation Committee of the Board of Directors administers the Plan.

         As of June 14, 2000, options to purchase an aggregate of 482,762 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 180,562 options had been exercised. As of June 14, 2000, options to purchase an aggregate of 106,000 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and no options had been exercised. As of June 14, 2000, the market value of all shares of Common Stock subject to outstanding options was $167,362 (based upon the closing bid price as reported on the Over the Counter Bulletin Board on such date).

OPTIONS GRANTED

         The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 2000 fiscal year by the Named Executive Officer:

                                 AGGREGATED 2000
                          FISCAL YEAR END OPTION VALUES

                            Shares                          Number of Shares              Value of Unexercised
                           Acquired       Value          Underlying Unexercised           in-the-Money Options
                         on Exercise     Realized      Options at March 31, 2000           at March 31, 2000
 NAME                        (#)            ($)                  (#)                              ($)
 ----                    -----------     --------     ----------------------------    ---------------------------
                                                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                                      -----------    -------------    -----------   -------------
James A. Bowman                                          5,000           55,000          4,050          46,825


          APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (PROXY ITEM # 2)

         The Board of Directors has appointed the firm of Arthur Andersen LLP to act as independent accountants for the Company for the fiscal year ending March 31, 2000. This appointment will be submitted to the Company's shareholders for ratification. This firm has audited the financial statements of the company for the fiscal year ended March 31, 2000 and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interests in the Company, nor have they had any connections during the past three years with the Company, in any capacity other than that of independent accountants and auditors. Arthur Andersen LLP will have representatives at the 2000 Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions.

         In the event the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will consider the selection of other independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS
                                  -------------

         Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

         Shareholder proposals intended for presentation at the Company's 2001 Annual Meeting of Shareholders must be received by the Company at its principal offices in Boulder, Colorado, not later than March 31, 2001.

                          ANNUAL REPORT TO SHAREHOLDERS
                          -----------------------------

         The Annual Report of the Company for the fiscal year ended March 31, 2000, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-KSB is being mailed to Shareholders on July 27, 2000 with these proxy materials.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                                    SIGNATURE
                                    ---------

By Order of the Board of Directors



/s/ James A. Bowman
-----------------------------------
President & Chief Executive Officer

Boulder, Colorado
July 27, 2000

                               ELECTROSCOPE, INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held August 29, 2000

To Our Shareholders:

      The Annual Meeting of Shareholders of Electroscope, Inc., a Colorado corporation (the "Company"), will be held at 10:00 A.M., Mountain Standard Time, on August 29, 2000, in the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

          1.   To elect four (4) Directors;

          2. To ratify the appointment of Arthur Andersen LLP as the Independent Public Accountants for the Company;

          3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

      All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on July 19, 2000, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          /s/ James A. Bowman
                                          ---------------------
                                          James A. Bowman
                                          President & CEO

                                          July 27, 2000


      PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                               ELECTROSCOPE, INC.

              SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2000

   The undersigned hereby constitutes, appoints and authorizes David W. Newton and James A. Bowman and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Electroscope, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held in the offices of Chrisman, Bynum & Johnson, 1900 Fifteenth Street, Boulder, Colorado at 10:00 A.M., Mountain Standard Time, on August 29, 2000, and at any and all adjournments thereof, for the following purposes:

     1.   To elect four (4) Directors:

[ ]       For all nominees listed below (except as marked to the contrary):

[ ]       Withhold authority to vote for the nominees listed below:

               Vern D. Kornelsen
               David W. Newton
               Roger C. Odell
               James A. Bowman

   (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

     2. To ratify the appointment of Arthur Andersen LLP as Independent Pubic Accountants for the Company.

[ ]            FOR         AGAINST        ABSTAIN

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

[ ]            FOR         AGAINST        ABSTAIN

   The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

   DATED:  _____________, 2000.


                                        ______________________________________
                                        Signature(s) of Shareholder(s)


                                        ______________________________________
                                        Signature(s) of Shareholder(s)

   Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTROSCOPE, INC. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER, INCORPORATED, 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.